Exhibit 99.1

Disclosure This presentation contains forward - looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995 ) . Such statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions . Words including “may,” “will,” “could,” “would,” “should,” “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements . Such risk factors are disclosed from time to time in filings made by Select Bancorp , Inc . with the Securities and Exchange Commission . We caution you not to place undue reliance on these forward - looking statements, which reflect management’s view only as of the date of this presentation . We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events .

Select Bancorp, Inc. • Select Bancorp, Inc. is the holding company for Select Bank & Trust. • Headquartered in Dunn, the bank was established in May 2000 . • Focused on personal and small business customers, Select Bank & Trust serves North Carolina with 13 branches and two loan production offices. Dunn Fayetteville Leland (Wilmington area) Raleigh Greenville Elizabeth City Morehead City Goldsboro Lillington Burlington Clinton Washington Lumberton New Bern & Wilson (LPO)

Mission Statement To be the bank of choice in the communities we serve, by providing exceptional customer service, superior products and experienced bankers using a "common sense" approach to banking.

Markets We Serve (Wilmington area)

Experienced Management Team William L. Hedgepeth II A native of North Carolina, Bill has been in the banking industry since 1983. Bill has served as President and Chief Executive Officer of Select Bank & Trust since 2014. He served as President and Chief Executive Officer of our predecessor, New Century Bank, from 2007 – 2014 and as Chief Executive Officer of the former New Century Bank of Fayetteville from 2004 - 2007. He is a graduate of the University of North Carolina in Chapel Hill, N.C. W. Keith Betts A native of Delaware, Keith has been in the banking industry since 1980. He has served as our Chief Banking Officer since January 2017. He previously served as Regional Executive for the bank’s New Hanover and Brunswick County, North Carolina markets. He founded Port City Capital Bank in Wilmington in 2001 and served as the bank’s President and Chief Executive Officer until the bank was sold in 2006. He is a graduate of St. Andrews Presbyterian College in Laurinburg, N.C. Mark A. Jeffries A native of Georgia, Mark has been in the banking industry since 2004. Mark has served as chief financial officer of Select Bank since 2014. He served as chief financial officer of Millennium Bank from 2009 - 2014 and as chief financial officer of Asheville Savings Bank from 2007 - 2008. He also served as controller and interim chief financial officer of Gateway Bank from 2004 - 2007. He is a graduate of East Carolina University in Greenville, N.C. Lynn H. Johnson A native of North Carolina, Lynn has been in the banking industry since 2003. Lynn has served as chief administrative officer for Select Bank & Trust since 2014. She served as Corporate Ethics Officer and Human Resources Director from 2011 - 2014 and as the Human Resources Director from 2003 - 2014. Lynn is certified as a Senior Professional of Human Resources (SPHR) and as a Corporate Compliance Ethics Professional (CCEP). She is a graduate of Wake Technical Community College in Raleigh, N.C. David Richard “Rick” Tobin Jr. A native of Virginia, Rick has been in the banking industry since 1981. He has served as Chief Credit officer for Select Bank & Trust since 2014. He served as Chief Credit Officer for New Century Bank from 2012 - 2014 and as a Senior Credit Administrator from 2008 - 2012. He is a graduate of Appalachian State University in Boone, N.C.

2016 Highlights A Year of Important Progress and Growth ✓ Record earnings in 2016 with significant momentum into 2017 ✓ Attractive footprint with access to high growth markets ✓ Successful acquisition strategy and steady organic growth vaulted the institution to $ 847 million in total assets as of December 31, 2016 ✓ Conservative underwriting standards have led to excellent asset quality

✓ Achieved 10% loan growth in 2016 ✓ Earned a record $6.8 million in net income in 2016 ✓ Strong capital levels to support future growth, through both organic and acquisitive strategies ✓ Completed the relocation of our Raleigh office to a more convenient and visible location 2016 Highlights Continued

2016 Market Share * Headquarters City of Dunn Rank Company ($MM’s) % 1 Select Bank & Trust 168.0 30.74 2 BB&T 132.3 24.22 3 First Citizens Bank 81.6 14.94 4 First Federal Bank 66.0 12.08 5 PNC Bank 36.8 6.73 6 SunTrust Bank 26.0 4.77 7 The Fidelity Bank 20.7 3.79 8 Four Oaks Bank & Trust 14.9 2.73 Dunn, NC *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 984.4 32.22 2 First Citizens Bank 517.9 16.95 3 Bank of America 470.0 15.38 4 Wells Fargo 459.3 15.03 5 PNC Bank 254.6 8.33 6 Capital Bank 100.7 3.30 7 Select Bank & Trust 92.8 3.04 8 First South Bank 86.2 2.82 9 Lumbee Guaranty Bank 21.4 0.70 10 Yadkin Bank 18.4 0.60 Cumberland *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 280.8 28.64 2 Select Bank & Trust 190.4 19.42 3 First Citizens Bank 142.6 14.55 4 First Bank 108.9 11.11 5 First Federal Bank 104.9 10.71 6 PNC Bank 60.6 6.18 7 The Fidelity Bank 49.6 5.06 8 SunTrust Bank 26.0 2.66 9 Four Oaks Bank 14.9 1.52 Harnett County *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 Bank of Hampton Roads 248.3 37.21 2 Wells Fargo 154.0 23.09 3 BB&T 79.5 11.92 4 First Citizens Bank 73.2 10.97 5 Select Bank & Trust 51.3 7.69 6 PNC Bank 42.2 6.33 7 First South Bank 17.1 2.57 Pasquotank *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 443.5 22.11 2 Wells Fargo 375.7 18.73 3 First Citizens Bank 300.7 14.99 4 Bank of America 277.1 13.82 5 Southern Bank & Trust 152.5 7.61 6 PNC Bank 109.5 5.46 7 Select Bank & Trust 102.0 5.09 8 Yadkin Bank 87.1 4.34 9 First South Bank 52.3 2.61 10 The Little Bank 47.6 2.37 Pitt *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 387.6 39.60 2 Lumbee Guaranty Bank 244.5 24.99 3 First Bank 186.0 19.01 4 Wells Fargo 49.6 5.07 5 Select Bank & Trust 37.1 3.80 6 First South Bank 34.4 3.52 7 PNC 27.9 2.85 8 Carter Bank & Trust 8.0 0.83 9 Woodforest National 3.3 0.34 Robeson *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 217.2 38.9 2 First Citizens 173.3 31.06 3 Southern Bank & Trust 49.1 8.81 4 Wells Fargo 39.9 7.16 5 PNC 37.7 6.76 6 Select Bank & Trust 37.1 6.66 7 Four Oaks Bank 3.4 0.62 Sampson *Data from fdic.gov (June 30, 2016)

2016 Market Share By County* Rank Company ($MM’s) % 1 BB&T 593.0 40.79 2 Wells Fargo 224.9 15.47 3 Southern Bank & Trust 181.2 12.47 4 First Citizens 174.8 12.02 5 PNC Bank 80.2 5.52 6 Select Bank & Trust 68.2 4.69 7 The Little Bank 41.8 2.88 8 First South Bank 41.4 2.85 9 KS Bank 40.2 2.77 Wayne *Data from fdic.gov (June 30, 2016)

Total Deposits $448 $619 $651 $680 $713 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 (in millions)

Total Assets $ 526 $766 $817 $847 $880 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 (in millions)

Total Loans $347 $552 $617 $677 $707 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 (in millions)

Net Income $2,941 $2,357 $6,553 $6,754 $2,115 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr 2017 (in thousands)

Key Ratios 0.53% 0.37% 0.86% 0.81% 1.00% 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 Return on Average Assets

Key Ratios 5.28% 3.12% 6.42% 6.61% 8.10% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 Return on Average Equity

Margin and Spread 3.46% 3.88% 4.34% 4.06% 4.14% 3.22% 3.60% 4.18% 4.04% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% NCB Only 2013 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017 Net Interest Margin Interest Rate Spread

Efficiency Ratio 78.20% 77.16% 67.18% 65.15% 65.91% 2013 (NCB Only) 2014 (Merger Occurred) 2015 2016 1st Qtr. 2017

Focuses in 2017 Forward Thinking and Future Focused □ We will continue to explore new markets through either branch or bank acquisition to deploy excess capital. □ Place an additional emphasis on our existing growth markets such as those in the Raleigh and Leland (Wilmington area) markets. □ We will continue to attract and retain small business prospects and customers through proactive business development and by providing quality customer service.

□ We will focus on growth of non - interest income to improve revenue. □ Invest in innovative technology to grow revenue and reduce cost. □ We will continue to hire experienced and knowledgeable bankers to provide our customers with exceptional customer service. Focuses in 2017 Forward Thinking and Future Focused

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